BRANDES INVESTMENT TRUST










                                  ANNUAL REPORT

                       For the year ended October 31, 2001










                           WORLDWIDE VALUE SPECIALISTS

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Dear Shareholder:

For much of the 12-month period ended October 31, 2001, a variety of factors contributed to a difficult investment environment overseas. While the value of the fund declined 14.76% during the period, your holdings showed noteworthy resilience relative to the MSCI EAFE Index, which fell 26.14%.

Gains among your fund's holdings in the Consumer Staples sector helped to somewhat offset broader portfolio declines. The combination of your fund's significant weightings within the Diversified Telecom Services industry and in Japan and negative returns among holdings in these areas had the greatest detriment on performance. Before we examine in greater detail the specific factors that helped and hindered returns during the period, we provide a summary of key developments that created a challenging environment in markets outside the United States.

MARKET OVERVIEW

Declines among equity markets around the world paralleled a number of factors that weighed on sentiment including:

     *    rising oil prices during the fourth quarter of 2000

     *    economic slowing worldwide

     *    eroding corporate profits

     *    terrorist attacks in the United States

While these factors had a negative effect on developed markets, their impact was equally as great in emerging countries. The MSCI EMF (Emerging Markets Free) Index fell 25.35% during the 12 month period ended October 31, 2001.

On several occasions, central banks around the world lowered interest rates during the period with the hope of reviving languishing economies. Despite their efforts, the International Monetary Fund (IMF) cut its 2002 global growth forecast to 2.4% from 3.5% and shaved this year's growth projection from 2.6% to 2.4%. The IMF also called on central banks worldwide to stand ready to cut interest rates further. For the most part, interest rate cuts failed to show significant signs of reversing languishing economies as well as reversing declines among international stock markets during the period.

Amid an already tenuous environment, the terrorist attacks in the United States on September 11, 2001 further exacerbated global anxieties. While stocks suffered following the attacks, they rebounded later in September and throughout October. Despite continued news of sluggish economies, stock prices in developed and emerging markets climbed late in the period. We viewed the market downturn following the terrorist attacks as a short-term reaction to an unprecedented, tragic series of events. Extending our ongoing company-by-company

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


research and analysis, we identified a number of attractive opportunities in developed and emerging markets.

Now, let's turn our attention to specifics regarding your fund.

PORTFOLIO SPECIFICS

As previously mentioned, advances among your fund's holdings in the Consumer Staples sector--especially in the Tobacco and Food Products industries--had a positive influence on returns. Examples of solid-performing holdings include British American Tobacco (United Kingdom--Tobacco), Unilever (United Kingdom--Food Products), and Diageo (United Kingdom--Beverages).

Another solid performer was De Beers (South Africa--Miscellaneous Materials & Commodities). In May, we sold our shares in the company after shareholders approved an $18.7 billion buy-out bid that makes the company a subsidiary of U.K.-based group Anglo American. Months earlier, a consortium led by Anglo American and the Oppenheimer family made an offer for the company that we believed did not fully reflect the value of the DeBeers business. After our resistance to the buy-out bid, the offer was enhanced. As a result, we dropped our opposition to the buy-out and sold our shares in the open market at a significant gain. While DeBeers and Food Products holdings proved beneficial to returns, the vast majority of holdings declined. Weak returns for holdings in the Diversified Telecom Services industry and among positions in Japan proved the greatest detriments to overall results. Examples of poor-performing holdings in the period include Matsushita Electric (Japan--Household Durables) and the following telecom companies: Deutsche Telekom (Germany), NTT Corp. (Japan), British Telecom (United Kingdom), and Telefonos de Mexico (Mexico).

Reflecting our conviction for your fund's telecom holdings, we took advantage of what we believed to be a short-term contraction and purchased additional shares of a number of existing positions. We also made select new purchases. Market participants perceived economic slowing and profit warnings by leading telecom firms as signs that business prospects were deteriorating. In addition, reports of industry-wide overcapacity and dwindling demand, as well as company-specific reports of financial weakness also fueled concern. We acknowledge problems within the telecom industry, but believe the market has unfairly punished all telecom companies. Based on our company-by-company research, we believe our telecom holdings remain well positioned to generate wealth for shareholders over the long term.

CURRENT STRATEGY

We viewed the declines for stocks in Japan as an opportunity to accumulate shares of what we believe to be solid businesses trading at prices below our estimate of their underlying value. For example, we added to our positions in Matsushita Electric and NTT Corp. during the period. Stocks in Japan, as measured by the Nikkei Index, fell to a 16-year low in March.

2
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


Going forward, your fund retains its greatest industry exposure in diversified telecom services. It also retains its greatest country weighting in the United Kingdom, followed by Japan. In addition to the strengths of individual holdings in the United Kingdom, the country exhibits a number of promising traits:

     * While many economies are sluggish, during the third quarter, the United Kingdom's gross domestic product grew by an annualized 2.4%.

     * According to Barron's, with a forecast 2002 price/earnings ratio of around 16, the FTSE Index of the country's 100 largest companies is now cheaper than at any time since the Asian crisis of October 1998.

     * Consumer confidence in the United Kingdom has held up relatively well since Sept. 11 and the housing market is still growing at an annualized rate of 10%.

     * U.K. unemployment remains near a 30-year low of just 3.2% versus 5.4% in the United States and 8%-10% for much of Continental Europe.

As prices for holdings in the Food Products industry climbed toward our estimates of their intrinsic values, we sold them. Examples include Cadbury Schweppes (United Kingdom) and Nestle (Switzerland). As a result, we reduced your fund's exposure to this industry on a stock-by-stock basis. At the same time, our purchases of Diversified Telecom Services companies raised your fund's exposure in this industry.

As a bottom-up manager, we choose companies based on a comprehensive review of their fundamental strengths designed to give us a firm understanding of their businesses and intrinsic values. Applied globally, our investment process continues to uncover promising opportunities among developed and emerging markets. The strengths of portfolio holdings inspire optimism for long-term outperformance. We believe long-term investors will be rewarded for their patience as stock markets evolve to more accurately reflect holdings' underlying values.

HOLIDAY GREETINGS

At this special time of year, we extend our sincere wishes that you, your family, and friends enjoy peace, good health, and prosperity--now and always. We truly appreciate the relationship we share with you and pledge our continued commitment to earning your trust and respect for many years to come. We wish you joy and peace during this holiday season and beyond.

Sincerely yours,

/s/ Debra McGinty-Poteet

Debra McGinty-Poteet
Chairman, Brandes Investment Trust

                                                                               3
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


                  VALUE OF $1,000,000 VS MORGAN STANLEY CAPITAL
           INTERNATIONAL EAFE (EUROPE, AUSTRALASIA AND FAR EAST) INDEX

                           AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDED OCTOBER 31, 2001

                1 Year ................................ (14.76%)
                Since Inception (January 2, 1997) .....  13.60%

                                                         Brandes Institutional
                                     MSCI EAFE Index   International Equity Fund
                                     ---------------   -------------------------
Jan-97                                  $1,000,000            $1,000,000
Apr-97                                  $  999,508            $1,062,390
Jul-97                                  $1,141,429            $1,227,313
Oct-97                                  $1,029,617            $1,165,658
Jan-98                                  $1,075,025            $1,239,346
Apr-98                                  $1,188,564            $1,411,524
Jul-98                                  $1,203,832            $1,402,611
Oct-98                                  $1,128,926            $1,317,408
Jan-99                                  $1,229,938            $1,420,794
Apr-99                                  $1,301,420            $1,666,099
Jul-99                                  $1,320,645            $1,731,215
Oct-99                                  $1,388,955            $1,768,213
Jan-00                                  $1,466,692            $1,968,796
Apr-00                                  $1,482,228            $2,052,275
Jul-00                                  $1,439,583            $2,226,413
Oct-00                                  $1,348,744            $2,171,925
Jan-01                                  $1,344,654            $2,288,546
Apr-01                                  $1,239,266            $2,216,302
Jul-01                                  $1,124,566            $2,053,447
Oct-01                                  $1,010,296            $1,851,408

PAST  PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.  THE RETURNS SHOWN DO NOT
REFLECT  THE  DEDUCTION  OF  TAXES  THAT  A   SHAREHOLDER   WOULD  PAY  ON  FUND
DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

The MSCI EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The MSCI EAFE Index consists of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

4
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2001
--------------------------------------------------------------------------------
COMMON STOCKS: 92.9%                                    Shares        Value
--------------------------------------------------------------------------------
BRAZIL: 6.8%
Banco Bradesco S.A. Sponsored ADR ..................     569,520   $  2,171,295
Brasil Telecom Participacoes S.A. ADR ..............       2,618         73,304
Centrais Eletricas Brasileiras S.A. Sponsored ADR ..     785,130      5,110,568
Centrais Geradoras do Sul do Brasil S.A. ADR .......      20,613        115,773
Companhia Cervejaria Brahma Sponsored ADR ..........     293,040      4,758,970
Petroleo Brasileiro S.A. ADR .......................     258,790      4,968,768
Telebras Sponsored ADR .............................     115,700      2,997,787
Telecelular Sul Participacoes ADR ..................       1,309         13,928
Telecentro Oeste Celular ADR .......................       4,363         22,033
Teleleste Celular Participacoes ADR ................         261          3,497
Telemig Celular Participacoes ADR ..................         654         15,676
Telenordeste Celular Participacoes ADR .............         654         12,949
Telenorte Celular Participacoes ADR ................         261          4,826
Telenorte Leste Participacoes ADR ..................      14,622        148,560
Telesp Celular Partcipacoes ADR ....................       5,236         26,442
                                                                   ------------
                                                                     20,444,376
                                                                   ------------
CHINA: 1.4%
PetroChina Co., Ltd. ...............................  22,128,000      4,171,128
                                                                   ------------

FRANCE: 9.4%
Alcatel Alsthom Group ..............................     517,000      7,792,689
Alstom .............................................     206,000      3,143,910
Cereol .............................................      32,500        777,309
Compagnie Generale des Establissements Michelin ....     227,100      7,007,375
European Aeronautic Defense and Space Co. ..........     263,200      3,051,699
Provimi S.A ........................................      32,500        453,648
Total Fina S.A .....................................      42,239      5,922,474
                                                                   ------------
                                                                     28,149,104
                                                                   ------------
GERMANY: 4.5%
BASF ...............................................     116,000      3,899,375
Bayerische Motoren Werke AG ........................     104,000      3,210,873
Deutsche Telekom AG ................................     251,400      3,863,892
E.On AG ............................................      51,000      2,635,741
                                                                   ------------
                                                                     13,609,881
                                                                   ------------

                                                                               5
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------
                                                        Shares        Value
--------------------------------------------------------------------------------
HONG KONG/CHINA: 0.7%
Swire Pacific Ltd. .................................     482,500   $  2,016,609
                                                                   ------------

IRELAND: 3.4%
Allied Irish Banks Plc .............................     370,600      3,597,429
Bank of Ireland ....................................     742,500      6,586,833
                                                                   ------------
                                                                     10,184,262
                                                                   ------------
ITALY: 3.3%
ENI S.p.A ..........................................     469,500      5,906,546
Telecom Italia S.p.A ...............................     466,200      3,884,332
                                                                   ------------
                                                                      9,790,878
                                                                   ------------
JAPAN: 17.8%
Daiichi Pharmaceutical Co., Ltd. ...................     155,000      3,635,974
Daiwa House Industry Co., Ltd. .....................     471,000      3,174,352
Hitachi, Ltd. ......................................     403,800      2,751,089
Japan Tobacco Inc. .................................       1,050      6,853,786
Komatsu Ltd. .......................................   1,338,000      4,083,041
Matsushita Electric Works, Ltd. ....................     457,000      5,406,721
Mitsubishi Heavy Industries, Ltd. ..................   2,202,000      7,402,243
Mitsubishi Tokyo Financial .........................         742      5,509,302
Nippon Mitusbishi Oil Corp. ........................   1,637,000      8,815,437
Nippon Telegraph and Telephone Corp. ...............       1,139      4,683,877
TDK Corp. ..........................................      27,000      1,198,433
                                                                   ------------
                                                                     53,514,255
                                                                   ------------
MEXICO: 3.2%
America Movil S.A ..................................     198,840      2,982,600
Telefonos de Mexico S.A. Class L Sponsored ADR .....     198,840      6,772,490
                                                                   ------------
                                                                      9,755,090
                                                                   ------------
NETHERLANDS: 0.8%
Akzo Nobel N.V .....................................      59,000      2,415,490
                                                                   ------------

NEW ZEALAND: 0.8%
Telecom New Zealand ................................   1,227,661      2,344,962
                                                                   ------------

6
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------
                                                        Shares        Value
--------------------------------------------------------------------------------
PORTUGAL: 1.7%
Portugal Telecom ...................................     641,217   $  5,071,706
                                                                   ------------

SINGAPORE: 4.4%
Development Bank of Singapore (The) ................     557,069      3,177,912
Jardine Matheson Holdings ..........................   1,339,354      7,500,382
Overseas - China Banking Corp. Ltd. (Local Shares) .     456,000      2,626,378
                                                                   ------------
                                                                     13,304,672
                                                                   ------------
SOUTH AFRICA: 0.8%
South African Breweries Plc ........................     386,000      2,390,459
                                                                   ------------

SOUTH KOREA: 3.3%
Korea Electric Power Corp. .........................     553,200      4,818,372
Korea Telecom Corp ADR .............................     242,000      5,043,280
                                                                   ------------
                                                                      9,861,652
                                                                   ------------
SPAIN: 4.5%
Banco Bilbao Vizcaya Argenta .......................     595,300      6,650,751
Telefonica, S.A ....................................     543,400      6,515,366
Telefonica, S.A. Sponsored ADR * ...................       5,888        208,864
                                                                   ------------
                                                                     13,374,981
                                                                   ------------
SWITZERLAND: 3.2%
Swisscom AG ........................................       9,200      2,549,777
Zurich Financial Services ..........................      30,426      6,954,300
                                                                   ------------
                                                                      9,504,077
                                                                   ------------
UNITED KINGDOM: 21.6%
Allied Domecq Plc ..................................     125,000        636,013
BAE Systems ........................................   1,267,000      6,151,919
BOC Group Plc ......................................     249,200      3,387,251
British American Tobacco Plc .......................     682,620      5,954,153
British Energy Plc .................................     536,192      1,898,066
British Telecommunications Plc .....................     691,990      3,500,777
Corus Group Plc ....................................   7,008,000      5,628,826
Diageo Plc .........................................     746,883      7,453,724
HSBC Holdings Plc ..................................     234,200      2,537,206

                                                                               7
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------
                                                        Shares        Value
--------------------------------------------------------------------------------
UNITED KINGDOM: (CONTINUED)
Imperial Chemical Industries Plc ...................   1,108,340   $  5,220,392
Innogy Holdings Plc ................................   1,231,000      3,659,640
Invensys Plc .......................................   3,930,359      3,599,816
Marks & Spencer Plc ................................   1,961,000      8,181,684
Unilever Plc .......................................     975,000      7,079,865
                                                                   ------------
                                                                     64,889,332
                                                                   ------------
VENEZUELA: 1.3%
Compania Anonima Nacional Telefonos de Venezuela, ADR    167,690      3,789,794
                                                                   ------------

TOTAL COMMON STOCKS (cost $331,480,005) ............                278,582,708
                                                                   ------------

                                                      Principal       Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 2.4%
Investors Bank & Trust Co., Repurchase Agreement, 1.650%,
dated 10/31/2001, due 11/1/2001, [collateralized by
$7,643,136 Federal National Mortgage Association #1625FL,
4.060%, due 12/15/2008 (Market value $7,494,817)]
(proceeds $7,138,248) (cost $7,137,920) ............. $7,137,920      7,137,920
                                                                   ------------

TOTAL INVESTMENTS IN SECURITIES (cost $338,617,925**) 95.3%         285,720,628
Other Assets less Liabilities: 4.7% ................                 14,128,180
                                                                   ------------

NET ASSETS: 100.0% .................................               $299,848,808
                                                                   ============

*    Non-income producing security.
** At October 31, 2001, the basis of investments for federal income tax purposes was the same as for financial reporting purposes.

Unrealized appreciation and depreciation were as follows:
  Gross unrealized appreciation ....................               $ 21,823,241
  Gross unrealized depreciation ....................                (74,720,538)
                                                                   ------------
  Net unrealized depreciation ......................               $(52,897,297)
                                                                   ============

See accompanying Notes to Financial Statements.

8
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS BY INDUSTRY AT OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                                     PERCENT OF
INDUSTRY                                                             NET ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense                                                      3.1%
Agricultural Operations                                                  0.2%
Automobiles                                                              2.3%
Banking                                                                 14.5%
Beverages & Tobacco                                                     11.7%
Chemicals                                                                5.0%
Communications Equipment & Services                                     12.4%
Electrical & Electronics                                                 1.4%
Energy Sources                                                           8.0%
Food & Household Products                                                0.3%
Health & Personal Care                                                   1.2%
Insurance                                                                2.3%
Machinery & Engineering                                                  6.9%
Merchandising                                                            4.7%
Metals--Steel                                                            1.9%
Multi-Industry                                                           2.5%
Telecommunications                                                       8.5%
Utilities--Electrical & Gas                                              6.0%
                                                                       -----
TOTAL COMMON STOCKS                                                     92.9%
SHORT-TERM INVESTMENTS                                                   2.4%
                                                                       -----

TOTAL INVESTMENTS IN SECURITIES                                         95.3%
Other Assets less Liabilities                                            4.7%
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

See accompanying Notes to Financial Statements.

                                                                               9
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


STATEMENT OF ASSETS AND LIABILITIES AT OCTOBER 31, 2001
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $338,617,925) .......  $285,720,628
  Collateral received for securities loaned .....................    29,447,501
  Cash                                                                        1
  Receivables:
    Securities sold .............................................    12,528,661
    Fund shares sold ............................................     1,211,029
    Dividends and interest ......................................       693,606
    Tax Reclaim .................................................       162,220
    Securities lending income ...................................       139,999
    Unrealized gain on foreign currency contracts (Note 5) ......        29,122
  Prepaid expenses and other assets .............................        12,874
  Deferred organization costs ...................................         2,185
                                                                   ------------
         Total Assets ...........................................   329,947,826
                                                                   ------------

LIABILITIES
  Collateral received for securities loaned .....................    29,447,501
  Payables:
    Fund shares redeemed ........................................       278,577
    Due to advisor ..............................................       280,088
  Accrued expenses ..............................................        92,852
                                                                   ------------
         Total liabilities ......................................    30,099,018
                                                                   ------------

  NET ASSETS ....................................................  $299,848,808
                                                                   ============

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($299,848,808/19,832,872 shares outstanding; unlimited
    shares authorized without par value) ........................  $      15.12
                                                                   ============

COMPONENTS OF NET ASSETS
  Paid-in capital ...............................................  $333,515,873
  Accumulated net investment income .............................     4,798,937
  Accumulated net realized gain on investments and
    foreign currency ............................................    14,423,526
  Net unrealized appreciation (depreciation) on:
    Investments .................................................   (52,897,297)
    Foreign Currency ............................................         7,769
                                                                   ------------
         Net assets .............................................  $299,848,808
                                                                   ============

See accompanying Notes to Financial Statements.

10
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends (net of foreign tax withheld of $858,534) .........  $  7,855,759
    Interest ....................................................       573,578
                                                                   ------------
       Total Income .............................................     8,429,337
                                                                   ------------

  Expenses
    Advisory fees (Note 3) ......................................     3,305,254
    Administration fees (Note 3) ................................       157,211
    Custody fees ................................................       135,821
    Transfer agent fees .........................................        38,647
    Fund accounting fees ........................................        37,666
    Auditing fees ...............................................        35,467
    Printing ....................................................        32,041
    Trustees' fees ..............................................        28,303
    Registration expense ........................................        26,647
    Legal fees ..................................................        16,175
    Insurance expense ...........................................         2,660
    Miscellaneous ...............................................         4,475
    Amortization of deferred organization costs .................         2,665
                                                                   ------------
       Total expenses ...........................................     3,823,032
                                                                   ------------
       Add: Interest recouped ...................................       150,016
                                                                   ------------
       Net expenses .............................................     3,973,048
                                                                   ------------
         NET INVESTMENT INCOME ..................................     4,456,289
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on:
      Investments ...............................................    14,932,734
      Foreign currency transactions .............................      (206,550)
                                                                   ------------
    Net realized gain ...........................................    14,726,184
                                                                   ------------
    Net unrealized appreciation (depreciation) on:
      Investments ...............................................   (70,799,582)
      Foreign currency transactions .............................        50,109
                                                                   ------------
    Net unrealized depreciation .................................   (70,749,473)
                                                                   ------------
    Net realized and unrealized loss on investments .............   (56,023,289)
                                                                   ------------
         NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...  $(51,567,000)
                                                                   ============

See accompanying Notes to Financial Statements.

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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED        YEAR ENDED
                                                                     OCTOBER 31, 2001  OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment income ...........................................   $   4,456,289    $   5,060,065
   Net realized gain on investments and foreign currency ...........      14,726,184       62,973,116
   Net unrealized depreciation on investments and foreign currency .     (70,749,473)     (12,236,683)
                                                                       -------------    -------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     (51,567,000)      55,796,498
                                                                       -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ......................................      (4,744,355)      (2,436,583)
   From net realized gains .........................................     (63,201,850)     (19,619,447)
                                                                       -------------    -------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS .....................     (67,946,205)     (22,056,030)
                                                                       -------------    -------------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change in
     outstanding shares (a) ........................................      92,837,120       57,661,459
                                                                       -------------    -------------
     NET INCREASE (DECREASE) IN NET ASSETS .........................     (26,676,085)      91,401,927

NET ASSETS
   Beginning of year ...............................................     326,524,893      235,122,966
                                                                       -------------    -------------
   END OF YEAR .....................................................   $ 299,848,808    $ 326,524,893
                                                                       -------------    -------------
   Accumulated net investment income ...............................   $   4,798,937    $   5,087,003
                                                                       -------------    -------------

(a) A summary of capital share transactions is as follows:

                                              YEAR ENDED                        YEAR ENDED
                                           OCTOBER 31, 2001                  OCTOBER 31, 2000
                                    ------------------------------     ------------------------------
                                       SHARES            VALUE            SHARES           VALUE
                                    -------------    -------------     -------------    -------------
Shares sold ......................      7,775,680    $ 139,562,733         7,605,833    $ 166,267,606
Shares issued on
  reinvestment of distributions ..      3,687,647       61,793,690         1,038,338       20,860,212
Shares redeemed ..................     (6,243,463)    (108,519,303)       (5,879,759)    (129,466,359)
                                    -------------    -------------     -------------    -------------
NET INCREASE IN SHARES
  OUTSTANDING ....................      5,219,864    $  92,837,120         2,764,412    $  57,661,459
                                    =============    =============     =============    =============

See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------

                                                         YEAR ENDED OCTOBER 31,              JANUARY 2, 1997*
                                              --------------------------------------------       THROUGH
                                                2001        2000        1999         1998    OCTOBER 31, 1997
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 22.34     $ 19.84     $ 16.22      $ 14.57       $ 12.50
                                              -------     -------     -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          0.22        0.34        0.20         0.21          0.17
  Net realized and unrealized gain (loss)
    on investments                              (2.77)       3.99        4.91         1.66          1.90
                                              -------     -------     -------      -------       -------

Total from investment operations                (2.55)       4.33        5.11         1.87          2.07
                                              -------     -------     -------      -------       -------
LESS DISTRIBUTIONS:
  From net investment income                    (0.32)      (0.20)      (0.23)       (0.07)           --
  From net realized gain                        (4.35)      (1.63)      (1.26)       (0.15)           --
                                              -------     -------     -------      -------       -------

Total distributions                             (4.67)      (1.83)      (1.49)       (0.22)           --
                                              -------     -------     -------      -------       -------

Net asset value, end of period                $ 15.12     $ 22.34     $ 19.84      $ 16.22       $ 14.57
                                              =======     =======     =======      =======       =======
Total return                                   (14.76)%     22.84%      34.23%       13.01%        16.56%***
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)          $ 299.8     $ 326.5     $ 235.1      $ 160.0       $  51.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed or recouped                         1.16%       1.18%       1.30%        1.37%         1.76%**
  After fees waived and expenses
    absorbed or recouped                         1.20%       1.19%       1.20%        1.20%         1.19%**
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed or recouped                         1.39%       1.65%       1.09%        1.75%         0.84%**
  After fees waived and expenses
    absorbed or recouped                         1.35%       1.64%       1.19%        1.92%         1.40%**
Portfolio turnover rate                         32.07%      42.03%      32.31%       50.08%        27.40%***

*    Commencement of operations.
**   Annualized.

See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Brandes Institutional International Equity Fund (the "Fund") is a series of shares of beneficial interest of Brandes Investment Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on January 2, 1997. The Fund invests its assets primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Fund seeks to achieve long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchanges are open for trading securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

          Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

     B. REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

          If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies at specific future dates.

     D. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on the specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     E. FEDERAL INCOME TAXES. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     F. DEFERRED ORGANIZATION COSTS. The Fund has incurred expenses of $14,570 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     G. CONCENTRATION OF RISK. As of October 31, 2001, the Fund held a significant portion of its assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the Fund's net assets. It is the Trust's policy to continuously monitor these off-balance sheet risks.

     H. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

     I. SECURITIES LENDING. The Trust may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fees. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned. The market value of securities loaned and related collateral at October 31, 2001 were $28,127,429 and $29,447,501, respectively.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Brandes Investment Partners, L.P. (The "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended October 31, 2001, the Fund incurred $3,305,254 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest, so that its ratio of expenses to average net assets will not exceed 1.20%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. At October 31, 2001, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund is $380,587. The Advisor may recapture $181,003 of the above amount no later than October 31, 2003 and $199,584 no later than October 31, 2004. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     U.S. Bancorp Fund Services, LLC, (the "Administrator") acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.05% of average daily net assets for the first $250 million in net assets, 0.04% of average daily net assets for the next $250 million in net assets and 0.03% in excess of $500 million of the Fund's average daily net assets, subject to a minimum of $40,000 per annum. For the year ended October 31, 2001 the Fund incurred $157,211 in such fees.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

     Quasar Distributors LLC., (the "Distributor"), a registered broker-dealer, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or Trustees of the Advisor, Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the year ended October 31, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $103,277,776 and $124,719,474, respectively.

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

     At October 31, 2001, the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. Forward foreign currency contracts are valued at the forward rate, and are marked to market at the end of each period. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The Fund could be exposed to the risk that the counterparties to the contracts are unable to meet the terms of their contracts. Open forward foreign currency exchange contracts at October 31, 2001 were as follows:

                                     FOREIGN         CURRENCY
DELIVERY         CURRENCY          CURRENCY TO       VALUE IN         UNREALIZED
  DATE          DELIVERABLE        BE RECEIVED         U.S.$            GAIN
  ----          -----------        -----------      -----------        -------
11/05/01       British Pound         3,011,178      $ 4,376,320        $ 2,384
11/02/01       Japanese Yen        426,432,321        3,479,823         23,277
11/05/01       Japanese Yen        572,573,956        4,673,285          3,461
                                                    -----------        -------
                                                    $12,529,428        $29,122
                                                    ===========        =======

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders of Brandes Institutional
International Equity Fund and the
Board of Trustees of Brandes Investment Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Brandes Institutional International Equity Fund (the Fund), (one of the portfolios constituting Brandes Investment Trust), as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from January 2, 1997 (commencement of operations) to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brandes Institutional International Equity Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from January 2, 1997 (commencement of operations) to October 31, 1997, in conformity with accounting principles generally accepted in the United States.

                                        ERNST & YOUNG LLP

Los Angeles, California
December 18, 2001

                            BRANDES INVESTMENT TRUST


                                     ADVISOR
                        Brandes Investment Partners, L.P.
                         11988 El Camino Real, Suite 500
                           San Diego, California 92191
                                  800.331.2979

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                        615 E. Michigan Street, 3rd Floor
                               Milwaukee, WI 53202

                                 TRANSFER AGENT
                           Investors Bank & Trust Co.
                        200 Clarendon Street, 16th Floor
                           Boston, Massachusetts 02116

                                    AUDITORS
                                Ernst & Young LLP
                            725 South Figueroa Street
                          Los Angeles, California 90017

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                       555 South Flower Street, 23rd Floor
                          Los Angeles, California 90071

This  report  is  intended  for   shareholders  of  the  Brandes   Institutional
International Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.